Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2005-VT1
Composition of Contract Pool
at December 31, 2005

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

58,710	$531,077,694	47.05 months	29.32 months	$9,046
				($0 to $4,553,146.63)

Type of Contract
at December 31, 2005

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	30,292	51.60%	347,876,790	65.50%
Finance Leases	28,418	48.40	183,200,904	34.50

Total	58,710	100.00%	531,077,694	100.00%

CIT Equipment Collateral 2005-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2005

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	576	0.98%	3,034,794	0.57%
Alaska	123	0.21	601,905	0.11
Arizona	1,011	1.72	10,937,177	2.06
Arkansas	350	0.60	4,599,554	0.87
California	7,231	12.32	54,578,671	10.28
Colorado	1,409	2.40	8,709,819	1.64
Connecticut	948	1.61	10,562,101	1.99
Delaware	161	0.27	1,226,617	0.23
District of Columbia	237	0.40	1,375,671	0.26
Florida	5,038	8.58	41,949,082	7.90
Georgia	1,719	2.93	13,716,717	2.58
Hawaii	144	0.25	1,338,369	0.25
Idaho	153	0.26	616,617	0.12
Illinois	1,555	2.65	13,716,926	2.58
Indiana	868	1.48	6,619,793	1.25
Iowa	323	0.55	2,922,726	0.55
Kansas	331	0.56	1,860,568	0.35
Kentucky	424	0.72	3,146,949	0.59
Louisiana	627	1.07	3,232,722	0.61
Maine	110	0.19	385,314	0.07
Maryland	1,145	1.95	10,087,147	1.90
Massachusetts	1,911	3.25	16,493,437	3.11
Michigan	2,137	3.64	25,431,695	4.79
Minnesota	844	1.44	8,849,376	1.67
Mississippi	306	0.52	1,456,353	0.27
Missouri	803	1.37	9,505,421	1.79
Montana	143	0.24	950,871	0.18
Nebraska	199	0.34	3,012,788	0.57
Nevada	329	0.56	1,826,584	0.34
New Hampshire	347	0.59	1,746,570	0.33
New Jersey	3,311	5.64	45,803,958	8.62
New Mexico	264	0.45	1,080,899	0.20
New York	5,173	8.81	54,422,189	10.25
North Carolina	1,463	2.49	9,429,148	1.78
North Dakota	61	0.10	392,896	0.07
Ohio	1,753	2.99	15,654,804	2.95
Oklahoma	445	0.76	4,502,721	0.85
Oregon	919	1.57	6,383,680	1.20
Pennsylvania	2,819	4.80	24,730,634	4.66
Rhode Island	200	0.34	1,765,953	0.33
South Carolina	593	1.01	5,002,607	0.94
South Dakota	83	0.14	372,525	0.07
Tennessee	1,152	1.96	9,370,684	1.76
Texas	4,930	8.40	53,984,508	10.17
Utah	272	0.46	2,706,743	0.51
Vermont	109	0.19	326,555	0.06
Virginia	1,431	2.44	13,164,749	2.48
Washington	1,164	1.98	8,814,060	1.66
West Virginia	212	0.36	1,406,270	0.26
Wisconsin	761	1.30	6,909,667	1.30%
Wyoming	93	0.16	360,110	0.07

Total	58,710	100.00%	531,077,694	100.00

CIT Equipment Collateral 2005-VT1
Payment Status
at December 31, 2005

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	56,061	95.49%	512,300,959	96.46%
31-60 days delinquent	1,300	2.21	11,342,312	2.14
61-90 days delinquent	536	0.91	3,226,933	0.61
91-120 days delinquent	336	0.57	1,892,496	0.36
Over 120 days delinquent	477	0.81	2,314,994	0.44

Total	58,710	100.00%	531,077,694	100.00%

Equipment Type
at December 31, 2005

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Computers	38,929	66.31%	214,435,181	40.38%
Telecommunciations	8,048	13.71	176,425,240	33.22
General Office Equipment/Copiers	7,408	12.62	100,778,736	18.98
Automotive	3,155	5.37	19,461,693	3.66
Other (1)	918	1.56	10,005,899	1.88
Software	221	0.38	9,346,284	1.76
Resources	31	0.05	624,661	0.12%

Total	58,710	100.00%	531,077,694	100.00

(1)	Includes $212,840 as the largest and $10,900 as the average Required Payoff Amount.

CIT Equipment Collateral 2005-VT1
Required Payoff Amount
at December 31, 2005

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.00 - 5,000.00	39,572	67.40%	75,888,526	14.29%
5,000.01 - 10,000.00	9,250	15.76	65,216,174	12.28
10,000.01 - 15,000.00	3,629	6.18	44,100,480	8.30
15,000.01 - 25,000.00	2,812	4.79	53,568,011	10.09
25,000.01 - 50,000.00	1,942	3.31	66,857,401	12.59
50,000.01 - 100,000.00	902	1.54	61,834,917	11.64
100,000.01 - 150,000.00	266	0.45	32,400,276	6.10
150,000.01 - 250,000.00	163	0.28	30,848,601	5.81
250,000.01 - 500,000.00	119	0.20	41,091,205	7.74
500,000.01 - 1,000,000.00	36	0.06	26,170,027	4.93
1,000,000.01 - 2,000,000.00	13	0.02	16,531,726	3.11
2,000,000.01 - 3,000,000.00	5	0.01	12,017,205	2.26
4,000,000.01 - $4,553,146.63	1	0.00	4,553,147	0.86

Total	58,710	100.00%	$531,077,694	100.00%

Remaining Term
at December 31, 2005

Remaining Terms of Contracts (months)	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0- 12	13,308	22.67%	53,638,868	10.10%
13- 24	26,252	44.71	199,728,189	37.61
25- 36	7,559	12.88	64,758,476	12.19
37- 48	11,186	19.05	202,394,730	38.11
49- 60	404	0.69	10,511,483	1.98
61- 72	1	0.00	45,949	0.01

Total	58,710	100.00%	531,077,694	100.00%

CIT Equipment Collateral 2005-VT1
Types of Obligor
at December 31, 2005

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Service Organizations (1)	25,956	44.21%	247,473,465	46.60%
Manufacturing	5,835	9.94	71,649,732	13.49
Financial Services Institutions	5,275	8.98	55,942,371	10.53
Medical / Healthcare Organizations	3,129	5.33	39,094,458	7.36
Wholesale Trade	3,625	6.17	27,866,751	5.25
Retail Trade	4,306	7.33	23,539,811	4.43
Other (2)	3,864	6.58	12,369,469	2.33
Construction	2,642	4.50	12,234,570	2.30
Communications & Utilities	700	1.19	10,959,239	2.06
Transportation	1,357	2.31	10,232,461	1.93
Government	474	0.81	8,360,711	1.57
Printing & Publishing	719	1.22	6,894,714	1.30
Resources & Agriculture	828	1.41	4,459,942	0.84

Total	58,710	100.00%	531,077,694	100.00%

(1)

Primarily: Miscellaneous Service Organizations (31.78%); Engineering, Accounting and Research (17.39%); Business Services (15.32%); Automotive Repair, Services & Parts (8.87%) and Membership Organization (6.46%).

(2)	Includes $1,010,787 as the largest required payoff amount relating to a single obligor.

           As shown in the table above, the servicer’s records lists 2.33% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 2.25% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.08% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans )	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	Required Payoff Amount

Top 5 Obligors	268	0.46%	$25,849,929	4.87%

         The Top 5 obligors conduct business in the Service Industries (2.17%), Manufacturing Industries (1.79%) and Medical/healthcare Industries (0.90%).

CIT Equipment Collateral 2005-VT1
Scheduled Payments from the Contracts
at December 31, 2005

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	5,354,261.94

January-2006	22,088,668.79	January-2009	5,378,511.91
February-2006	24,229,345.07	February-2009	5,152,016.18
March-2006	24,208,780.16	March-2009	4,759,420.51
April-2006	25,828,602.83	April-2009	4,418,153.96
May-2006	23,229,604.03	May-2009	4,062,475.21
June-2006	23,070,741.58	June-2009	3,565,039.84
July-2006	25,008,089.36	July-2009	3,128,037.23
August-2006	22,538,084.78	August-2009	2,714,904.20
September-2006	22,154,616.00	September-2009	2,037,112.66
October-2006	22,922,594.63	October-2009	1,398,272.69
November-2006	20,439,112.51	November-2009	980,230.31
December-2006	19,700,363.58	December-2009	510,751.72
January-2007	19,214,750.01	January-2010	249,876.11
February-2007	17,612,474.81	February-2010	96,136.75
March-2007	16,247,471.96	March-2010	52,036.03
April-2007	15,686,592.21	April-2010	29,276.38
May-2007	14,918,474.85	May-2010	26,210.72
June-2007	14,118,474.09	June-2010	18,144.63
July-2007	14,084,698.61	July-2010	8,323.20
August-2007	13,124,443.22	August-2010	8,146.87
September-2007	12,027,323.52	September-2010	8,146.87
October-2007	10,674,476.63	October-2010	1,681.66
November-2007	9,414,889.18	November-2010	1,402.66
December-2007	7,965,584.35	December-2010	1,302.39
January-2008	7,821,501.12	January-2011	735.95
February-2008	7,323,460.29	February-2011	735.95
March-2008	7,042,770.75	March-2011	735.95
April-2008	7,210,064.85	April-2011	735.95
May-2008	6,885,330.27	May-2011	735.95
June-2008	6,717,814.91	June-2011	735.95
July-2008	6,672,332.62	July-2011	735.95
August-2008	6,425,246.53	August-2011	735.95
September-2008	6,200,451.22	September-2011	735.95